NASDAQ: OCFC 1
OceanFirst
OceanFirst
Financial Corp.
Financial Corp.
John
John
R.
R.
Garbarino
Garbarino
-
-
Chairman,
Chairman,
CEO
CEO
Michael
Michael
J.
J.
Fitzpatrick
Fitzpatrick
-
-
Executive
Executive
Vice
Vice
President,
President,
CFO
CFO
INVESTOR PRESENTATION
INVESTOR PRESENTATION
NOVEMBER 2010
NOVEMBER 2010
Exhibit 99.1

NASDAQ: OCFC 2
OceanFirst
OceanFirst
Financial Corp.
Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the
Private Securities Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company.  These forward-
looking statements are generally identified by use of the words “believe”, “expect”,
“intend”, “anticipate”, “estimate”, “project”, “will”, “should”, “may”, “view”, “opportunity”,
“potential”, “confident” or similar expressions.  The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and the Board of Governors of the
Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and should be considered in evaluating forward-
looking statements and undue reliance should not be placed on such statements.  The
Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC 3
Our 108-Year History
Our 108-Year History
Founded in Point Pleasant, NJ, in 1902, OceanFirst has
grown from a small one-town savings and loan to a full-service community bank serving the Jersey shore.
Completed a follow-on common stock offering in November 2009 with part of the $54.2 million proceeds used on December 30 to redeem the Preferred Stock investment made by the U.S. Treasury.
OceanFirst went public in 1996 and since then has been successful as a public company generating value for our shareholders.

NASDAQ: OCFC 4
#
#
#
#
#
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
Community Bank serving the
Jersey Shore - $2.2 billion in
assets and 23 branch offices
Market Cap $224 million (as of
October 28, 2010)
Core deposit funded – 81.6% of
average total deposits
Locally originated loan portfolio
with no brokered loans
Residential and commercial
mortgages
Consumer equity loans and
lines
C&I loans and lines
Corporate Profile
Corporate Profile
Philadelphia
New York
Note:  See Appendix 1 for Market Demographic information.

NASDAQ: OCFC 5
Experienced Executive Management Team
Experienced Executive Management Team
Insider ownership of 28.0% is substantial
OceanFirst Bank ESOP 10.5%
OceanFirst Foundation 7.4%
Directors & Senior Executive Officers 10.1% (CEO 4.9%)
As of the March 9, 2010 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 39 39
Vito R. Nardelli President, Chief Operating Officer 36 6
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 29 18

NASDAQ: OCFC 6
Our Strategy
Our Strategy
Positioned as the leading Community Bank alternative in attractive
Central Jersey Shore market
Offering a full range of consumer and commercial banking products generating diversified income streams
Guarding credit quality in ALL business cycles
Transitioning the balance sheet with emphasis on core deposit funding and commercial lending growth
Ready for in-market roll-up opportunities presented by smaller,
“regulatory fatigued” competitors

NASDAQ: OCFC 7
Highlights –
Highlights –
Third Quarter 2010
Third Quarter 2010
Total revenue (i.e. net interest income and total other income)
increased 12.3% compared to 3
rd
Q’09
Diluted earnings per share increased to $0.29 compared to $0.27 for the 2
nd
Q’10. Return on average stockholders’ equity was
10.7% for the quarter
Core deposits (i.e. all deposits excluding time deposits) increased
$102.4 million, and comprise 81.6% of average deposits
Tangible common equity capital increased to 8.96% of assets

NASDAQ: OCFC 8
Increasing Deposit Market Share
Increasing Deposit Market Share
June 30, 2010
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 Hudson City Bancorp Inc. (NJ) 13 2,773,130 21.66
2 Wells Fargo & Co. (CA) 27 1,810,777 14.14
3 TD Bank National Association (Canada) 20 1,776,218 13.87
4 OceanFirst Financial Corp. (NJ) 18 1,282,436 10.02
5 Banco Santander S.A. (Spain) 25 1,254,237 9.80
6 Bank of America Corp. (NC) 23 1,234,572 9.64
7 Investors Bancorp Inc. (MHC) (NJ) 7 637,788 4.98
8 PNC Financial Services Group (PA) 12 420,227 3.28
9 Sun Bancorp Inc. (NJ) 6 235,558 1.84
10 Manasquan Savings Bank (NJ) 3 225,540 1.76
Total For Institutions In Market 191 12,803,921
Source:  FDIC
Moving from 6
th
to 4
th
in Last Year

NASDAQ: OCFC 9
Interest
Bearing
Demand
Deposits,
28.2%
Non-Interest
Bearing
Demand
Deposits,
8.9%
Jumbo Time
Deposits(1),
8.1%
Retail Time
Deposits,
27.7%
MMDA &
Savings,
27.1%
Deposit Composition Transition
Deposit Composition Transition
Interest
Bearing
Demand
Deposits,
7.6%
Non-Interest
Bearing
Demand
Deposits,
0.7%
Jumbo Time
Deposits(1),
4.7%
Retail Time
Deposits,
61.4%
MMDA &
Savings,
25.6%
Interest
Bearing
Demand
Deposits,
52.0%
Non-Interest
Bearing
Demand
Deposits,
8.5%
Jumbo Time
Deposits(1),
4.3%
Retail Time
Deposits,
13.4%
MMDA &
Savings,
21.8%
(1) Jumbo CDs have a balance of $100,000 or greater.
December 31, 2005
September 30, 2010
December 31, 1996

NASDAQ: OCFC 10
Commercial
R.E., 25.3%
Residential
R.E., 56.9%
Commercial
& Industrial,
4.5%
Construction
R.E., 0.8%
Consumer &
Other(1),
12.5%
Loan Composition Transition
Loan Composition Transition
Commercial
R.E., 3.2%
Residential
R.E., 89.6%
Commercial
& Industrial,
0.4%
Construction
R.E., 1.1%
Consumer &
Other(1),
5.7%
Commercial
R.E., 16.5%
Residential
R.E., 69.8%
Commercial
& Industrial,
3.8%
Construction
R.E., 1.3%
Consumer &
Other(1),
8.6%
(1) Consumer and other loans primarily consist of home equity lines and loans.
Note: See Appendix 2 for specific portfolio metrics and commercial portfolio segmentation.
December 31, 2005
September 30, 2010
December 31, 1996

NASDAQ: OCFC 11
NPL’s
NPL’s
Controlled in a Diversified Portfolio
Controlled in a Diversified Portfolio
Non-performing loan (“NPL”).
Data as of September 30, 2010.
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
Commercial Commercial
Real Estate and
Construction
Consumer One-to-Four
Family
Total NPL

NASDAQ: OCFC 12
Prudent Credit Risk Management
Prudent Credit Risk Management
Building Loan Loss Reserves
$0
$2,000
$4,000
$6,000
$8,000
12/31/08 12/31/09 9/30/10
Net Charge-Offs Provision for Loan Losses
Year-Ended
Nine Months

NASDAQ: OCFC 13 Prudent Capital Management Prudent Capital Management Increasing Tangible Common Equity 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12/31/08 12/31/09 9/30/10

NASDAQ: OCFC 14
Well Below Residential Benchmarks
Well Below Residential Benchmarks
Quarterly Delinquency Trends
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
2008 2009 2010
OCFC All Mortgage Loans MBA NJ Mortgage Loans MBA NJ Conventional (Prime) Mortgage Loans

NASDAQ: OCFC 15 Attractive, Expanding Net Interest Margin Attractive, Expanding Net Interest Margin 2.5% 2.7% 2.9% 3.1% 3.3% 3.5% 3.7% 3.9% 2008 2009 Nine Months Ended 9/30/10

NASDAQ: OCFC 16 Generating Significant Non-Interest Income Generating Significant Non-Interest Income 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 2008 2009 Nine Months Ended 9/30/10 (Annualized)

NASDAQ: OCFC 17 Delivering Double-Digit Return on Equity Delivering Double-Digit Return on Equity 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2008 2009 Nine Months Ended 9/30/10 (Annualized)

NASDAQ: OCFC 18
¹ Peers include: ALNC, CNBC, DCOM, FFIC, HUVL, LBAI, PBNY, PGC, SMTB, STBC, STL, SUBK, and TRST
Note: Financial data for the period ended September 30, 2010, except that PGC, SMTB and STL is as of June 30, 2010;
Source:  Sandler O’Neill.
Share price as of October 28, 2010.
Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers¹
Valuation
Price / Tang. Book Value 112% 129%
Price / LQA EPS 10.3x 12.9x
Price / Estimated EPS 10.6x 11.4x
Cash Dividend Yield 4.0% 3.1%

NASDAQ: OCFC 19
Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Experienced management team with substantial insider ownership
Increasing market share
Conservative credit culture and profile
Solid financial performance
Strong balance sheet and capital base
Attractive current valuation

NASDAQ: OCFC 20 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC 21
Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 18 4 1
% of OceanFirst Deposits 83.3 13.4 3.3
Market Rank 4 17 34
Market Share (%) 10.0 1.1 0.2
Population 578,728 649,429 794,605
Projected 2010-2015
Population Growth (%)
4.0 2.0 1.8 1.2 3.8
Median Household Income ($) 60,936 82,974 78,561 72,519 54,442
Projected 2010-2015 Median
Household Income Growth (%)
15.5 14.3 17.5 14.7 12.4
Deposit data as of June 30, 2010.
Demographic data as of June 30, 2010.
Source:  SNL Financial

NASDAQ: OCFC 22
One-to-Four Family Loans
Average size of mortgage loans $187,000
Interest-only loans - Amount $90.9 million
         - Percent of total one-to-four family loans 9.3%
Stated income loans - Amount $65.2 million
            - Percent of total one-to-four family loans 6.7%
Weighted average loan-to-value ratio 58%
Weighted average loan-to-value ratio of loans originated for the year ended December 31, 2009 62%
Weighted average loan-to-value ratio of loans originated for the nine months ended September 30, 2010 61%
Average FICO score  745
Average FICO score of loans originated for the year ended December 31, 2009 756
Average FICO score of loans originated for the nine months ended September 30, 2010 763
Percent of jumbo loans at origination 46.0%
Percent of loans outside the New York/New Jersey market 6.0%
Percent of loans for second homes 7.4%
APPENDIX 2
Residential Portfolio Metrics
Residential Portfolio Metrics
As of September 30, 2010, unless otherwise noted.

NASDAQ: OCFC 23
Commercial Real Estate
Average size of commercial real estate loans $689,000
Largest commercial real estate loan $13.7 million
Commercial Loans
Average size of commercial loan $159,000
Largest commercial loan $16.0 million
APPENDIX 2
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of September 30, 2010.

NASDAQ: OCFC 24
Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Construction, 8.4%
Retail Trade, 4.0%
Other Services, 4.9%
Miscellaneous, 15.2%
Real Estate
Investment, 31.7%
Manufacturing, 5.4%
Arts/Entertainment/
Recreation, 9.4%
Wholesale Trade,
7.6%
Accommodations/
Food Services, 6.8%
Healthcare, 6.6%
Total Commercial Loan Portfolio
by Industry Concentration
Real Estate Investment by
Property Concentration
Office, 27.4%
Multi-Family, 8.3%
Land, 4.9%
Commercial
Development, 6.0%
Residential
Development, 8.7%
Miscellaneous, 12.1%
Retail Store, 7.7%
Industrial/
Warehouse, 15.5%
Shopping Center, 9.4%
As of September 30, 2010.
APPENDIX 2
(Cont’d)